MORTGAGE NOTE

$19,120,000.00	December 6, 2006

FOR VALUE RECEIVED, PMZ-HARTFORD, L.L.C. ("PMZ"), JPG-HARTFORD, L.L.C. ("JPG"), and AI-HARTFORD, L.L.C. ("AI"), each a Delaware limited liability company as tenants in common (jointly and severally referred to as "Borrower") having an address for notice at c/o Zeller Realty Group, 401 N. Michigan Avenue, Suite 250, Chicago, Illinois 60611, promises to pay to the order of GOLDMAN SACHS COMMERCIAL MORTGAGE CAPITAL, L.P., a Delaware limited partnership, at its principal place of business at 600 East Las Colinas Boulevard, Suite 450, Irving, Texas 75039 (hereinafter referred to as "Lender"), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Nineteen Million One Hundred Twenty Thousand and No/100 Dollars ($19,120,000.00), in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Contract Rate (as hereinafter defined), and to be paid in installments as provided herein.

1.          Payment Terms. Borrower shall pay to Lender a payment of interest only for the period from and including the first date on which principal is advanced to Borrower on this Note to and including the last day of December, 2006, which amount will be reserved and paid to Lender on the first date on which principal is advanced to Borrower on this Note. Thereafter, Borrower shall pay to Lender a payment of interest only (such amount hereinafter the "Monthly Payment"), commencing on February 1, 2007 and continuing on the first (1St) day of each calendar month thereafter up to and including December 1, 2016. The outstanding principal balance of this Note (as the same may be extended, renewed, modified, substituted, consolidated or amended, the "Note"), together with all accrued but unpaid interest thereon, shall be due and payable on January 1, 2017 or upon earlier maturity hereof whether by acceleration or otherwise (the "Maturity Date"). Each such Monthly Payment shall be applied to the payment of interest computed at the Contract Rate. Interest on the principal sum of this Note shall be calculated on the basis of the actual number of days elapsed in the related interest accrual period over a three hundred sixty (360) day year. The first interest accrual period hereunder shall commence on and include the date that principal is advanced hereunder and shall end on and include the last day of such calendar month; unless principal is advanced on the last day of a month, in which case the first interest accrual period shall consist of only such last day. Each interest accrual period thereafter shall commence on the first day of each calendar month during the Wan of this Note and shall end on and include the last day of such calendar month. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

2.          Interest. The term "Contract Rate" as used in this Note means a rate of five and fifty-two one-hundredths percent (5.52%) per annum.

3.          Security. This Note is evidence of that certain loan made by Lender to Borrower contemporaneously herewith (the "Loan"). This Note is secured by (a) that certain Mortgage, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith in the

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amount of this Note given by Borrower for the benefit of Lender covering the fee estate of Borrower in certain premises (the "Mortgaged Property") as more particularly described therein (the "Mortgage"), (b) that certain Assignment of Leases and Rents of even date herewith executed by Borrower in favor of Lender (the "Assignment of Leases"), and (c) the other Loan Documents (as hereinafter defined). The term "Loan Documents" as used in this Note means collectively this Note, the Mortgage, the Assignment of Leases and any and all other documents securing, evidencing, or guaranteeing all or any portion of the Loan or otherwise executed and/or delivered in connection with this Note and the Loan. Terms used in this Note with initial capitalized letters and not specifically defined in this Note have the meanings given to them in the Mortgage.

4.          Late Charge. If any sum payable under this Note (other than the sum payable on the Maturity Date) is not paid on or within five (5) days after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount peunitted by applicable law in order to defray a portion of the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by the Loan Documents. If the day when any payment required under this Note is due is not a Business Day (as hereinafter defined), then payment shall be due on the first Business Day thereafter. The term "Business Day" shall mean a day other than (i) a Saturday or Sunday, or (ii) any day on which banking and savings and loan institutions in New York, New York are authorized or obligated by law or executive order to be closed.

5.          Default and Acceleration. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due Lender under the Loan Documents (all such sums hereinafter collectively referred to as the "Debt"), or any portion thereof, shall without notice become immediately due and payable at the option of Lender upon the occurrence of any Event of Default. In the event that it should become necessary to employ counsel to collect or enforce the Debt or to protect or foreclose the security therefor or to defend against any claims asserted by Borrower arising from or related to the Loan Documents, Borrower also shall pay on demand all such costs incurred by Lender, including reasonable out-of-pocket attorneys' fees and costs incurred for the services of counsel whether or not suit be brought.

6.          Default Interest. Borrower does hereby agree that whenever an Event of Default exists (including upon the failure of Borrower to pay the Debt in full on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum and any other amounts due Lender at a rate (the "Default Rate") equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) five percent (5%) above the Contract Rate. The Default Rate shall be computed from the occurrence of the Event of Default until the date Borrower cures the Event of Default and such cure is accepted by Lender, which acceptance shall not be unreasonably withheld, delayed or conditioned. This charge shall be added to the Debt, and shall be secured by the Mortgage. This Section, however, shall not be construed as an

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agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

7.          Defeasance/Prepavment. The principal balance of this Note may not be prepaid in whole or in part; except with respect to the application of Involuntary Prepayments (as defined below) prior to the Maturity Date; provided, however, Borrower shall have the right and option to obtain a release of the Mortgaged Property from the lien of the Mortgage in accordance with the terms and provisions set forth in Paragraph 11 of the Mortgage ("Defeasance"). Notwithstanding the foregoing sentence, Borrower shall have the privilege to prepay the entire amount of the outstanding Debt on the first (1st) day of any of the four (4) calendar months preceding the month in which the scheduled Maturity Date occurs without the payment of the Yield Maintenance Premium or any other premium or penalty. If prior to the scheduled Maturity Date (excluding, however, during the four (4) months preceding the scheduled Maturity Date) and during the existence of any Event of Default Borrower shall tender payment of an amount sufficient to satisfy the entire outstanding Debt prior to a sale of the Mortgaged Property either through foreclosure or the exercise of the other remedies available to Lender under the Mortgage, such tender by Borrower shall be deemed to be a voluntary prepayment and Borrower shall pay Lender, in addition to the Debt, the greater of (1) the Yield Maintenance Premium calculated pursuant to Paragraph 11 of the Mortgage that would be required if the entire outstanding unpaid principal balance of the Note were subject to a Defeasance pursuant to said Paragraph 11 or (2)(A) if said prepayment is made prior to the First Defeasance Date (defined in Paragraph 11 of the Mortgage), two percent (2%) of such entire outstanding unpaid principal balance or (B) if said prepayment is made on or after the First Defeasance Date (excluding, however, during the four (4) months preceding the scheduled Maturity Date), one percent (1%) of such entire outstanding unpaid principal balance. Borrower shall not be required to pay any Yield Maintenance Premium or any other premium or penalty if, in accordance with the terms and conditions of the Mortgage, Lender receives a prepayment of all or any portion of the Debt from (i) insurance proceeds or other payments as a result of fire or other casualties or (ii) awards or other payments made in any condemnation or eminent domain proceedings (each an "Involuntary Prepayment") and any such Involuntary Prepayment is applied by Lender towards reduction of the Debt; provided, however, if an Event of Default exists and Lender has accelerated the Maturity Date when an Involuntary Prepayment is applied to the Debt, then Borrower shall pay to Lender an additional amount equal to the greater of (1) the Yield Maintenance Premium calculated pursuant to Paragraph 11 of the Mortgage that would be required if the Involuntary Prepayment were subject to a Defeasance pursuant to said Paragraph 11 or (2)(A) if the Involuntary Prepayment is made prior to the First Defeasance Date, two percent (2%) of the Involuntary Prepayment or (B) if the Involuntary Prepayment is made on or after the First Defeasance Date (excluding, however, during the three four (4) preceding the scheduled Maturity Date), one percent (1%) of the Involuntary Prepayment.

8.          Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that United States federal law permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this paragraph shall

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control every other covenant and agreement in this Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Lender's exercise of the option to accelerate the Maturity Date, or if any prepayment or the exercise of any Defeasance by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note and the other Loan Documents immediately be deemed revised and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

9.          No Oral Change; Successors and Assigns; Liability. This Note may not be
modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators. If Borrower consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

10.         Waivers. Except as specifically provided in the Loan Documents and only to the extent permitted by applicable law, Borrower and any endorsers, sureties or guarantors hereof jointly and severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, all applicable exemption rights, valuation and appraisement, notice of demand, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and the bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and collateral securing payment hereof. Borrower and any surety, endorser or guarantor hereof (the "Original Parties") agree (i) that the time for any payments hereunder may be extended from time to time without notice and consent, (ii) to the acceptance by Lender of further collateral, (iii) to the release by Lender of any existing collateral for the payment of this Note, (iv) to any and all renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and/or

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(v) that additional borrowers, endorsers, guarantors or sureties may become parties hereto all without notice to the Original Parties and without in any manner affecting the respective liability of the Original Parties under or with respect to this Note. No extension of time for the payment of this Note or any installment hereof shall affect the liability of Borrower under this Note or any endorser or guarantor hereof even though the Borrower or such endorser or guarantor is not a party to such agreement (except and only to the extent of such extension of time). Failure of Lender to exercise any of the options granted herein to Lender upon the happening of one or more of the events giving rise to such options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other event. The acceptance by Lender of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the options granted herein to Lender at that time or at any subsequent time or nullify any prior exercise of any such option without the express written acknowledgment of the Lender.

11.         Authority. Each Borrower represents severally, but not jointly and severally, that such Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Mortgage and the other Loan Documents and that this Note, the Mortgage and the other Loan Documents constitute valid and binding obligations of such Borrower.

12.         Notices. All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Mortgage directed to the parties at their respective addresses as provided therein.

13.         Exculpation. Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Mortgage or in any of the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower (or any Member of Borrower), except that Lender may bring a foreclosure action, a trustee's sale, a non-judicial foreclosure, an action for specific performance, or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interests in the Mortgaged Property, the Rents, or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgaged Property, in the Rents and in any other collateral given to Lender. By accepting this Note, the Mortgage and the other Loan Documents, Lender agrees that it shall not except as otherwise herein provided, sue for, seek or demand any deficiency judgment against Borrower (or any Member of Borrower) in any such action or proceeding under or by reason of or under or in connection with this Note, the Mortgage or the other Loan Documents. The provisions of this paragraph shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Mortgage; (c) affect the validity or enforceability of the Guaranty or any other guaranty or indemnity made in connection with the

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Loan or any of the rights and remedies of the Lender thereunder; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of the Assignment of Leases; or (f) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of, but only to the extent of any Losses (defined below) incurred by Lender arising out of or in connection with the following:

(i)          fraud, material misrepresentation or willful misconduct by Borrower, any of its pat tilers, officers, principals, or members, or Guarantor in connection with the Loan;

(ii)         physical waste committed on the Mortgaged Property by Borrower (including physical waste resulting from mold, mildew, fungus, mushroom, spores or other microorganism of any type); damage to the Mortgaged Property as a result of the intentional misconduct or gross negligence of Borrower, any of its principals, officers, shareholders, partners or members, or any agent or employee of any such persons; or the removal of any portion of the Mortgaged Property by Borrower, any of its principals, officers, shareholders, partners or members, or any agent or employee of any such persons in violation of the terms of the Loan Documents while an Event of Default exists;

(iii)        subject to Borrower's right to contest as provided for in Paragraph 29 of the Mortgage and Aurora's rights to contest under of the Aurora Lease, failure to pay any valid Taxes, mechanic's liens, materialmen's liens or other liens on any portion of the Mortgaged Property which would be superior to the lien of the Mortgage, to the full extent of the amount lawfully claimed by any such lien claimant, but only to the extent the same was assessed or incurred with respect to the Mortgaged Property (regardless of the date on which any lien therefore attaches) prior to the date (x) any receiver appointed at the request of Lender holds possession (to the exclusion of Borrower) of the Mortgaged Property or (y) after Lender or its successors or assigns take possession (to the exclusion of Borrower) of the Mortgaged Property pursuant to any foreclosure, conveyance in lieu of foreclosure, or other transfer of title to (or possession of) the Mortgaged Property to any of such parties; provided that if Borrower's failure to make required payments into the Tax and Insurance Impound (when and if such deposits are required by the Mortgage) or otherwise to pay such Taxes and other liens is due solely to insufficient net cash flow (i.e., actual gross revenues derived from the Mortgaged Property less actual regular payments made by Borrower on the Note and other Loan Documents and all other actual normal, reasonable and ordinary operating expenses made by Borrower in connection with the Mortgaged Property) derived from the Mortgaged Property during the Look Back Period (defined below), Borrower's liability for unpaid Taxes and other liens under this clause (iii) shall be limited to the sum of (x) the amount, if any, of the revenues derived from the Mortgaged Property that were distributed or paid at any time during the Look Back Period to any person owning a direct or indirect

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beneficial ownership interest in Borrower plus (y) the amount of such revenues, if any, that as of the date of Lender's declaration of an Event of Default because of Borrower's failure to make required payments into the Tax and Insurance Impound (when and if such deposits are required by the Mortgage) or otherwise to pay Taxes were held by Borrower but were not expended by Borrower to pay the Debt, such unpaid Taxes, other liens or other costs or expenses of owning, operating and maintaining the Mortgaged Property. As used herein, the term "Look Back Period" means the twelve (12) month period immediately preceding the date of Lender's declaration of an Event of Default because of Borrower's failure to make required payments into the Tax and Insurance Impound (when and if such deposits are required by the Mortgage) or otherwise to pay Taxes. (The determination of any limitation on Borrower's liability under this clause (iii) shall be established to Lender's reasonable satisfaction based upon Borrower's financial statements and other applicable written evidence delivered to Lender by Borrower.);

(iv)        all out-of-pocket legal costs and expenses (including out-of-pocket reasonable attorneys' fees) reasonably incurred by Lender arising from or relating to the filing of a petition under the Bankruptcy Code by or against Borrower;

(v)         the breach of any representation, warranty, covenant or indemnification provision in the Environmental Indemnity;

(vi)        the misappropriation or conversion by Borrower of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Mortgaged Property, (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Mortgaged Property, or (C) any Rents while an Event of Default exists;

(vii)       any security deposits or other refundable deposits collected with respect to the Mortgaged Property which are not delivered to Lender upon a sale or foreclosure of the Mortgaged Property or other action in lieu thereof, except to the extent any such security deposits were applied in accordance with the temis and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such sale or foreclosure or action in lieu thereof; and

(viii)      failure to maintain any one or more of the Policies required under Paragraph 2 of the Mortgage or to pay or provide the amount of any one or more insurance deductible in excess of $25,000.00 following a Casualty or other insured event or claim.

The term "Losses" means Lender's actual out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees and expenses).

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Notwithstanding anything to the contrary in this Note or any of the Loan Documents, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgage or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (B) the Debt shall be fully recourse to a Tenant In Common in the event that: (i) the Mortgaged Property, any part thereof, or any ownership interest therein becomes an asset in a voluntary bankruptcy or insolvency proceeding under the U.S. Bankruptcy Code, or in an involuntary bankruptcy or insolvency proceeding, which, in either event is brought by such Tenant In Common, the Applicable Guarantor (defined below), or an Affiliate of such Tenant In Common or Applicable Guarantor, or in an involuntary bankruptcy or insolvency proceeding in which such Tenant In Common, Applicable Guarantor, or an Affiliate of such Tenant In Common or Applicable Guarantor has colluded or conspired with the Person bringing such action; (ii) such Tenant In Common fails to maintain its status as a single purpose entity as required by, and in accordance with, the terms and provisions of Paragraph 9 of the Mortgage and such failure is deemed material to the determination by a court of competent jurisdiction in any bankruptcy, insolvency, or reorganization proceeding to order the substantive consolidation of the assets and liabilities of such Tenant In Common with any other Person; (iii) such Tenant In Common fails to obtain Borrower's prior written consent to any subordinate financing voluntarily incurred or (subject to Borrower's rights to contest under Paragraph 29 of the Mortgage) any other lien for any unpaid, voluntarily incurred outstanding indebtedness or voluntarily incurred obligation that encumbers any portion of the Mortgaged Property or encumbers any ownership interests in such Tenant In Common in violation of the applicable tern's and provisions of Paragraph 8 of the Mortgage; (iv) such Tenant In Common fails to obtain Lender's prior written consent to any voluntary assignment, transfer, or conveyance of its undivided ownership interest to the Mortgaged Property or any portion thereof or any other voluntary assignment, transfer, or conveyance that results in a Change of Control of any portion of the Mortgaged Property in violation of the applicable terms and provisions of Paragraph 8 of the Mortgage; (v) such Tenant In Common fails to obtain Lender's prior written consent to any voluntary assignment, transfer, or conveyance of any ownership interests in such Tenant In Common that results in a Change of Control in violation of the applicable terms and provisions of Paragraph 8 of the Mortgage; (vi) there is an intentional breach of, or a deliberate failure to perform, any covenant required to be performed by such Tenant In Common under Paragraph 1(1) of the Mortgage or any representation or warranty made by such Tenant In Common in said Paragraph was knowingly false or incorrect in a material respect when made; or (vii) such Tenant In Common files, commences, seeks or prosecutes an action for partition or forced sale of all or any portion of the Premises and/or Improvements. As used herein, "Applicable Guarantor" means Paul M. Zeller in the case of PMZ, James P. Gearen in the case of JPG, and Luigi Bernardi in the case of AI.

14. WAIVER OF JURY TRIAL. BORROWER AND LENDER (BY ACCEPTANCE OF THIS NOTE) HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY

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FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, THE DEED OF TRUST OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

15.         Transfer. Lender shall have the unrestricted right at any time or from time to time to sell this Note and the loan evidenced by this Note and the Loan Documents or participation interests therein without Borrower's consent. Borrower shall execute, acknowledge and deliver any and all instruments reasonably requested by Lender to satisfy such purchasers or participants that the unpaid indebtedness evidenced by this Note is outstanding upon the teiiiis and provisions set out in this Note and the other Loan Documents. To the extent, if any, specified in such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to this Note and the other Loan Documents as such assignee(s) or participant(s) would have if they were the Lender hereunder.

16.         Applicable Law; Jurisdiction and Venue. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE WHERE THE PREMISES ARE LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS NOTE, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN EITHER THE CITY OR THE COUNTY WHERE THE PREMISES ARE LOCATED, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT BORROWER WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM. BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY ANY PROCESS, MEANS, OR METHOD PERMITTED BY APPLICABLE LAW, INCLUDING, IF PERMITTED BY APPLICABLE LAW, BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS AS PROVIDED FOR IN THE MORTGAGE, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE. A DETERMINATION THAT ANY PROVISION OF

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THIS NOTE IS UNENFORCEABLE OR INVALID SHALL NOT AFFECT THE ENFORCEABILITY OR VALIDITY OF ANY OTHER PROVISION.

The remainder of this page is blank. The signature page follows.

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Borrower has duly executed this Note to be effective as of the date first above written

PMZ-HARTFORD, L.L.C.,
a Delaware limited liability company

By:	/s/

Reuben C. Warshawsky,

Chief Operating Officer

JPG-HARTFORD, L.L.C.,
a Delaware limited liability company

By:	/s/

Reuben C. Warshawsky, Vice President

AI-HARTFORD, L.L.C.,
a Delaware limited liability company

By:
Luigi Bernardi, President

Goldman Sachs Commercial Mortga Capital

Mortgage Note

Hartford Aurora Healthcare Clinic

Borrower has duly executed this Note to be effective as of the date first above written..

PMZ-HARTFORD, L.L.C.,
a Delaware limited liability company

By:
Reuben C. Warshawsky
Chief Operating Officer

JPG-HARTFORD, L.L.C.,
a Delaware limited liability company

By:
Reuben C. Warshawsky
Vice President

AI-HARTFORD, L.L.C.,
a Delaware limited liability company

By:	/s/
Luigi Bernardi, President

Goldman Sachs Commercial Mortga Capital

Mortgage Note

Hartford Aurora Healthcare Clinic